EXHIBIT 10.27

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 9 dated February 8, 2018

Almaty                                            January 5, 2026

LIC “Freedom Finance Life” JSC (certificate of state re-registration of a legal entity issued by the Legal Entities Registration Division of the NJSC State Corporation “Government for Citizens” of Almaty on July 03, 2024, BIN 140940003807), located at: non-residential premises 3A, 77/7 Al-Farabi Ave., Almaty, hereinafter referred to as the “Employer” or the “Company”, represented by the Chairman of the Management Board YERDESSOV A.D., acting on the basis of the Charter and the laws of the Republic of Kazakhstan, on the one part, and YERDESSOV AZAMAT DZHANSULTANOVICH, ID card No. [***] issued on [***], IIN [***], hereinafter referred to as the “Employee”, on the other part, jointly referred to as the “Parties”, have entered into this Supplementary Agreement (hereinafter the “Agreement”) to Employment Agreement No. 9 dated February 8, 2018 (hereinafter the “Contract”) as follows:
1. Annex No. 1 to the Contract shall be amended and restated in its entirety to read as Annex No. 1 to this Agreement.
2. All other terms of the Contract not affected by this Agreement shall remain unchanged.
3. This Agreement shall enter into force on January 5, 2026.
4. This Agreement is executed in two original copies having equal legal force, one for each Party.

SIGNATURES OF THE PARTIES

Employer:	Employee:
LIC “Freedom Finance Life” JSC	AZAMAT DZHANSULTANOVICH YERDESSOV
Non-residential premises 3A, 77/7 Al-Farabi Ave., Almaty	Identity Card No. [***]
BIN 140940003807	Individual Identification Number: [***]
Freedom Bank Kazakhstan JSC	Residential address: [***]
BIK KSNVKZKA
Beneficiary Code 15

Chairman of the Management Board /signed/ A.D. YERDESSOV (seal)	/signed/ Employee’s signature

ANNEX 1
to the Supplementary Agreement dated January 5, 2026
to Employment Agreement No. 9 dated February 8, 2018

January 5, 2026

1. The Employee shall be assigned the following salary:
1) Base salary: 27,000,000.00
(Twenty-seven million tenge 00 tiyn)
2) Allowance: 9,000,000.00
(Nine million tenge 00 tiyn).
2. The allowance shall be paid in accordance with the procedure, terms, and timeframe provided for by the Employees Remuneration and Rest Regulations of LIC “Freedom Life” JSC.
3. This Annex is executed in two original copies having equal legal force, one for each Party, and is an integral part of Employment Agreement No. 9 dated February 8, 2018.
4. This Annex shall enter into force on January 5, 2026.

Signatures of the Parties

Chairman of the Management Board	YERDESSOV AZAMAT DZHANSULTANOVICH
LIC “Freedom Life” JSC
Employee’s name (in full)
/signed/ A.D. YERDESSOV (seal)	/signed/

Hereby, I, ____________________________(Employee’s name), confirm receipt of a copy of Annex No. 1 to the Supplementary Agreement dated January 5, 2026 to Employment Agreement No. 9 dated February 8, 2018.

____________ (date) ______________ (signature).